                                      ======================================


                                          EAST COAST CAPITAL COMPANY, LLC


                                                        AND


                                      United States Trust Company of New York
                                     Trustee

                                                  --------------


                                                     INDENTURE

                                             Dated as of March 1, 1996


                                                  --------------

                                                    $10,000,000

                                                Series A Registered
                                              Subordinated Debentures


                                                  ---------------

                                              $4,000,000 due 10/31/98
                                              $6,000,000 due  6/30/01


                                     ========================================

                                               CROSS REFERENCE TABLE


     TIA Section                                       Indenture Section

     310(a)(1) and (2). . . . . . . . . . . . . . . . . 7.10
     310(a)(3) and (4). . . . . . . . . . . . . . . . . N.A.
     310(b) . . . . . . . . . . . . . . . . . . . . . . 7.08,7.10,11.02
     310(c) . . . . . . . . . . . . . . . . . . . . . . N.A.
     311(a) and (b) . . . . . . . . . . . . . . . . . . 7.11
     311(c) . . . . . . . . . . . . . . . . . . . . . . N.A.
     312(a) . . . . . . . . . . . . . . . . . . . . . . 2.05
     312(b) and (c) . . . . . . . . . . . . . . . . . . 2.06
     313(a) . . . . . . . . . . . . . . . . . . . . . . 7.06
     313(b)(1). . . . . . . . . . . . . . . . . . . . . N.A.
     313(b)(2). . . . . . . . . . . . . . . . . . . . . 7.06
     313(c) . . . . . . . . . . . . . . . . . . . . . . 7.06, 11.02
     313(d) . . . . . . . . . . . . . . . . . . . . . . 7.06
     314(a) . . . . . . . . . . . . . . . . . . . . . . 4.02, 11.02
     314(b) . . . . . . . . . . . . . . . . . . . . . . N.A.
     314(c)(1) and (c)(2) . . . . . . . . . . . . . . . 11.03
     314(c)(3) and (d). . . . . . . . . . . . . . . . . N.A.
     314(e) . . . . . . . . . . . . . . . . . . . . . . 11.04
     314(f) . . . . . . . . . . . . . . . . . . . . . . N.A.
     315(a), (c) and (d). . . . . . . . . . . . . . . . 7.01
     315(b) . . . . . . . . . . . . . . . . . . . . . . 7.05, 11.02
     315(e) . . . . . . . . . . . . . . . . . . . . . . 6.11
     316(a)(1)(A) . . . . . . . . . . . . . . . . . . . 6.05
     316(a)(1)(B) . . . . . . . . . . . . . . . . . . . 6.04
     316(a)(2). . . . . . . . . . . . . . . . . . . . . 9.02
     316(a) Last Paragraph. . . . . . . . . . . . . . . 2.10, 11.05
     316(b) . . . . . . . . . . . . . . . . . . . . . . 6.07
     317(a) . . . . . . . . . . . . . . . . . . . . . . 6.08, 6.09
     317(b) . . . . . . . . . . . . . . . . . . . . . . 2.04
     318(a) . . . . . . . . . . . . . . . . . . . . . . 11.01

     ------------
     N.A. means Not Applicable.

     Note: This cross reference table shall not, for any purpose, be deemed to be a part of the Indenture.

                                                    ARTICLE ONE
                      PAGE          DEFINITIONS AND INCORPORATION BY REFERENCE

     1.01.  Definitions. . . . . . . . . . . . . . . . . . . . .  1
            -----------

     1.02.  Other Definitions. . . . . . . . . . . . . . . . . .  3
            -----------------

     1.03.  Incorporation by Reference of Trust Indenture Act. .  3
            -------------------------------------------------

     1.04.  Acts of Holders. . . . . . . . . . . . . . . . . . . 4
            ---------------

     1.05.  Rules of Construction. . . . . . . . . . . . . . . . 5
            ---------------------

                                                    ARTICLE TWO
                                                  THE DEBENTURES

     2.01.  Form and Dating. . . . . . . . . . . . . . . . . . .  5
            ---------------

     2.02.  Execution and Authentication . . . . . . . . . . . .  5
            ----------------------------

     2.03.  Registrar and Paying Agent . . . . . . . . . . . . .  6
            --------------------------

     2.04.  Paying Agent to Hold Money in Trust. . . . . . . . .   7
            -----------------------------------

     2.05.  Debentureholder Lists. . . . . . . . . . . . . . . .   7
            ---------------------

     2.06.  Access of Information to Debentureholders. . . . . .  7
            -----------------------------------------

     2.07.  Transfer and Exchange. . . . . . . . . . . . . . . . 8
            ---------------------

     2.08.  Replacement Debentures . . . . . . . . . . . . . . . 9
            ----------------------

     2.09.  Outstanding Debentures . . . . . . . . . . . . . . . 9
            ----------------------

     2.10.  Treasury Debentures. . . . . . . . . . . . . . . . . 9
            -------------------

     2.11.  Temporary Debentures . . . . . . . . . . . . . . . . 10
            --------------------

     2.12.  Cancellation . . . . . . . . . . . . . . . . . . . . 10
            ------------

     2.13.  Defaulted Interest . . . . . . . . . . . . . . . . . 10
            ------------------

     2.14.  CUSIP Numbers. . . . . . . . . . . . . . . . . . . . 11
            -------------

     2.15   Persons Deemed Owners. . . . . . . . . . . . . . . . 11
            ---------------------

                                                   ARTICLE THREE
                                                 PAGEEDEMPTION

     3.01.  Notices to Trustee . . . . . . . . . . . . . . . . . 12
            ------------------

     3.02.  Selection of Debentures to be Redeemed . . . . . . . 12
            --------------------------------------

     3.03.  Notice of Redemption . . . . . . . . . . . . . . . . 12
            --------------------

     3.04.  Effect of Notice of Redemption . . . . . . . . . . . 13
            ------------------------------

     3.05.  Deposit of Redemption Price. . . . . . . . . . . . .  13
            ---------------------------

     3.06.  Debentures Redeemed in Part. . . . . . . . . . . . . 13
            ---------------------------

                                                   ARTICLE FOUR
                                                     COVENANTS

     4.01.  Payments of Debentures . . . . . . . . . . . . . . . 13
            ----------------------

     4.02.  SEC Reports. . . . . . . . . . . . . . . . . . . . . 14
            -----------

     4.03.  Compliance Certificate . . . . . . . . . . . . . . . 14
            ----------------------

     4.04.  Limitation on Dividends and REPURCHASE
              of Ownership Interests. . .  . . . . . . . . . . . 14
             -----------------------

     4.05.  Pari Passu and Other Indebtedness. . . . . . . . . . 15
            ---------------------------------

                                                   ARTICLE FIVE
                                                 SUCCESSOR COMPANY

     5.01.  When the Company May Merge, etc. . . . . . . . . . .  15
            --------------------------------

                                                    ARTICLE SIX
                                               DEFAULTS AND REMEDIES

     6.01.  Events of Default. . . . . . . . . . . . . . . . . .   15
            -----------------

     6.02.  Acceleration . . . . . . . . . . . . . . . . . . . . 16
            ------------

     6.03.  Other Remedies . . . . . . . . . . . . . . . . . . . 17
            --------------

     6.04.  Waiver of Past Defaults. . . . . . . . . . . . . . . 17
            -----------------------

     6.05.  Control by Majority. . . . . . . . . . . . . . . . . 17
            -------------------


     6.06.  Limitation of Suits. . . . . . . . . . . . . . . . . 18
            -------------------

     6.07.  Rights of Holders to Receive Payment . . . . . . . .18
            ------------------------------------

     6.08.  Collection Suit by Trustee . . . . . . . . . . . . .18
            --------------------------

     6.09.  Trustee May File Proof of Claim. . . . . . . . . . .18
            -------------------------------

     6.10.  Priorities . . . . . . . . . . . . . . . . . . . . .19
            ----------

     6.11.  Undertaking for Costs. . . . . . . . . . . . . . . .19
            ---------------------

     6.12.  Restoration of Rights and Remedies. . . . . . . . . 19
            ----------------------------------

                                                   ARTICLE SEVEN
                                                      TRUSTEE

     7.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . 20
            -----------------

     7.02.  Rights of Trustee. . . . . . . . . . . . . . . . . .21
            -----------------

     7.03.  Individual Rights of Trustee . . . . . . . . . . . . 22
            ----------------------------

     7.04.  Trustee's Disclaimer . . . . . . . . . . . . . . . . 22
            --------------------

     7.05.  Notice of Defaults . . . . . . . . . . . . . . . . . 22
            ------------------

     7.06.  Reports by Trustees to Holders . . . . . . . . . . . 23
            ------------------------------

     7.07.  Compensation and Indemnity . . . . . . . . . . . . .23
            --------------------------

     7.08.  Replacement of Trustee . . . . . . . . . . . . . . . 24
            ----------------------

     7.09.  Successor Trustee by Merger, etc.. . . . . . . . . .25
            ---------------------------------

     7.10.  Eligibility; Disqualification. . . . . . . . . . . .25
            -----------------------------

     7.11.  Preferential Collection of Claims
             Against the Company. . . . . . . . . . . . . . . . 25
             -------------------

     7.12.  Paying Agents. . . . . . . . . . . . . . . . . . . . 26
            -------------

                                                  ARTICLE EIGHTS
                                              DISCHARGE OF INDENTURE

     8.01.  Termination of the Company's Obligations . . . . . .26
            ----------------------------------------

     8.02.  Application of Trust Money . . . . . . . . . . . . .27
            --------------------------

     8.03.  Repayment to the Company . . . . . . . . . . . . . . 27
            ------------------------

                                                   ARTICLE NINE
                                        AMENDMENTS, SUPPLEMENTS AND WAIVERS

     9.01.  Without Consent of Holders . . . . . . . . . . . . .28
            --------------------------

     9.02.  With Consent of Holders. . . . . . . . . . . . . . .  28
            -----------------------

     9.03.  Execution of Supplemental Indentures . . . . . . . .  29
            ------------------------------------

     9.04.  Compliance with Trust Indenture Act. . . . . . . . . 29
            -----------------------------------

     9.05.  Revocation and Effect of Consents. . . . . . . . . . 29
            ---------------------------------

     9.06.  Notation on or Exchange of Debentures. . . . . . . . 30
            -------------------------------------

     9.07.  Trustee to Sign Amendments, etc. . . . . . . . . . . 30
            --------------------------------

                                                    ARTICLE TEN
                                                   SUBORDINATION

     10.01. Debentures Subordinate to Senior
            Indebtedness .  . . . . . . . . . . . . . . 31
            ------------

     10.02. Payment Over of Proceeds Upon Dissolution,
             Etc.. . . . . . . . . . . . . . . . . . . . . . . . 31
             ----

     10.03. No Payment When Senior Indebtedness in Default . . . 33
            ----------------------------------------------

     10.04. Payment Permitted If No Default. . . . . . . . . . . 33
            -------------------------------

     10.05. Subrogation to Rights of Holders of Senior
             Indebtedness . . . . . . . . . . . . . . . . . . .  34
             ------------

     10.06. Provisions Solely to Define Relative Rights . . . .34
            -------------------------------------------

     10.07. Trustee to Effectuate Subordination. . . . . . . . . 35
            -----------------------------------

     10.08. No Waiver of Subordination Provisions. . . . . . . . 35
            -------------------------------------

     10.09. Notice to Trustee. . . . . . . . . . . . . . . . . . 35
            -----------------

     10.10. Reliance on Judicial Order or Certificate of
            Liquidating Agent . . . . . . . . . . . . . . . . .  36
            -----------------

     10.11. Trustee Not Fiduciary for Holders of Senior
            Indebtedness . . . . . . . . . . . . . . . . . . . . 37
            ------------

     10.12. Rights of Trustee as Holder of Senior Indebtedness
             Preservation of Trustee's Rights. . . . . . . . . . 37
             --------------------------------

     10.13  Article Applicable to Paying Agents. . . . . . . . .37
            -----------------------------------

                                                  ARTICLE ELEVEN

                              MISCELLANEOUS

     11.01. Trust Indenture Act Controls . . . . . . . . . . . . 37
            ----------------------------

     11.02. Notices. . . . . . . . . . . . . . . . . . . . . . . 37
            -------

     11.03. Certificate and Opinion as to Conditions Precedent . 38
            --------------------------------------------------


     11.04. Statements Required in Certificate or Opinion. . . . 39
            ---------------------------------------------

     11.05. Rules by Trustee and Agents. . . . . . . . . . . . . 39
            ---------------------------

     11.06. Legal Holidays . . . . . . . . . . . . . . . . . . . 39
            --------------

     11.07. Governing Law. . . . . . . . . . . . . . . . . . . . 39
            -------------

     11.08. No Recourse Against Others . . . . . . . . . . . . .39
            --------------------------

     11.09. Successors . . . . . . . . . . . . . . . . . . . . .39
            ----------

     11.10. Duplicate Originals. . . . . . . . . . . . . . . . .39
            -------------------

     11.11. Separability . . . . . . . . . . . . . . . . . . . .40
            ------------

              INDENTURE, dated as of March 1, 1996, between EAST COAST CAPITAL COMPANY, LLC, a New York limited liability company (the "Company"), and United States Trust Company of New York, a New York corporation, as trustee (the "Trustee").

              Intending to be legally bound hereby, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Series A Registered Subordinated Debentures.

                                                    ARTICLE ONE

                                    DEFINITIONS AND INCORPORATION BY REFERENCE

              SECTION 1.01.  Definitions.

              "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Agent" means any Registrar, Paying Agent or co-Registrar.

              "Board of Managers" means the Managers of the Company or any committee of that Board duly authorized to act for it hereunder.

              "Business Day" means a day that is not a Legal Holiday.

              "Capital   Stock"   means   any   and   all   shares,   interests,
participations, rights or other equivalents (however designated) of stock or equity interest.

              "Company"  means the party named as such in this Indenture until a
successor  replaces  it  pursuant  to  the  applicable   provisions  hereof  and
thereafter means any such successor.

              "Debentures" means the Series A Registered Subordinated Debentures, issued under this Indenture, in two maturities as follows: October 31, 1998 and June 30, 2001, as amended or supplemented from time to time pursuant to the terms of this Indenture; "Debenture" means any one of such Debentures.

              "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

              "Holder" or "Debentureholder" means the Person in whose name a Debenture is registered on the Debenture Register.

              "Indebtedness" means, with respect to any Person: (i)(A) all indebtedness of such person for borrowed money, (B) all indebtedness of such person which is evidenced by a note, debenture, bond or other similar instrument (including capitalized lease and purchase money obligations), and (C) all indebtedness (including capitalized lease obligations) incurred, assumed or given in the acquisition (whether by way of purchase, merger or otherwise) of any business, real property, personal property or other assets (except assets required in the ordinary course of the acquiror's business); (ii) any indebtedness of others described in the preceding clause which such Person has guaranteed or for which it acts as a surety is otherwise liable; and (iii) any amendment, renewal, extension or refunding of any Indebtedness referred to in clauses (i) and (ii) above.

              "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

              "Maturity" means any of the four maturities of Debentures issued under this Indenture.

              "Manager" means any of the persons designated in the Company's Operating Agreement to manage the affairs of the Company.

              "Managers' Certificate" means a certificate signed by two
Managers.

              "Managers' Resolution" means action duly taken by the Board of Managers.

              "Opinion of Counsel" means a written opinion from legal counsel who may be counsel for the Company or other counsel and who shall be acceptable to the Trustee.

              "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, entity, trust, unincorporated organization or government or other agency or political subdivision thereof.

              "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

              "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust business.

              "SEC" means the Securities and Exchange Commission.

              "Subsidiary" means a corporation, limited liability company, or any other entity, a majority of whose voting stock or ownership interest is owned by the Company or a Subsidiary. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors, managers or persons having similar functions.

              "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date this Indenture was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent provided by any such amendment, the Trust Indenture Act of 1939 as so amended.

              "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

              "United States" means the United States of America.


              SECTION 1.02 Other Definitions.

                      Term                          Defined in Section
                      "Bankruptcy Law"                     6.01
                      "Custodian"                          6.01
                      "Debenture Payment"                 10.02
                      "Debenture Register"                 2.03
                      "Defaulted Interest"                 2.13
                      "Event of Default"                   6.01
                      "Interest Payment Date"              2.04
                      "Legal Holiday"                     11.06
                      "Paying Agent"                       2.03
                      "Registrar"                          2.03
                      "Proceeding"                        10.02
                      "Restricted Payments"                4.04
                      "Senior Indebtedness"               10.01
                      "U.S. Government Obligations"        8.01

              SECTION 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

              "Commission" means the SEC.

              "indenture securities" means the Debentures.

              "indenture security holder" means a Debentureholder.

              "indenture to be qualified" means this Indenture.

              "indenture trustee" or "institutional trustee" means the Trustee.

              "obligor" on the indenture securities means the Company or any other obligor on the Debentures.

              All other terms in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them therein.

              SECTION 1.04. Acts of Holders. (a) Any request, demand authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Subject to the provisions of Article VII hereof, proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any such manner which the Trustee deems sufficient.

              (c) The ownership of Debentures shall be proved by registration on the Debenture Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

              (e) If the Company  shall  solicit  from the Holders any  request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Managers' Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Debentures shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

              SECTION 1.05. Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; (iii) "or" is not exclusive; and (iv) words in the singular include the plural, and words in the plural include the singular.

                                                    ARTICLE TWO

                                                  THE DEBENTURES

              SECTION 2.01. Form and Dating. The Debentures and the Trustee's certificate of authentication shall be substantially in the forms set forth in Exhibits A and B, which are incorporated in and form a part of this Indenture. The Debentures may have notations, legends or endorsements required by law, securities exchange rule or usage. The Company shall approve the form of the Debentures and any notation, legend or endorsement on them and its execution shall constitute conclusive evidence of its approval. Each Debenture shall be dated the date of its authentication. The terms and provisions contained in the forms of Debenture annexed hereto as Exhibits A and B shall constitute, and are hereby expressly made, a part of this Indenture.

              SECTION 2.02. Execution and Authentication. Any Manager shall execute the Debentures for the Company by manual or facsimile signature. The Company's seal, if any, shall be affixed or reproduced on the Debentures.

              If a Manager whose signature is on a Debenture no longer holds that office at the time the Trustee authenticates the Debenture, the Debenture shall be valid nevertheless.

              A Debenture shall not be valid until the Trustee manually signs the certificate of authentication on the Debenture. The signature shall be conclusive evidence and the only evidence that the Debenture has been authenticated under this Indenture.

              The Trustee shall authenticate Debentures for original issue in the aggregate principal amount of up to $10,000,000 (but not
     more  then  $4,000,000  of  Debentures   maturing  October  31,  1998;  and
$6,000,000 of Debentures maturing June 30, 2001) upon a Managers'

Certificate. The Certificate shall specify the amount and Maturity of Debentures to be authenticated and the date on which the original issue of Debentures is to be authenticated. The aggregate principal amount of Debentures outstanding at any time may not exceed the amount set forth above except as provided in Sections 2.08 and 2.09.

              The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Debentures. Unless limited by the terms of said appointment, an authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

              The Debentures shall be issuable only in registered form without coupons and only in denominations of $1,000 and in integral multiples thereof.

              SECTION 2.03. Registrar and Paying Agent. The Company shall cause to be kept at the office of the Registrar (the "Registrar"), a register (the register maintained in such office and in any other office or agency designated pursuant to Section 2.05 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Company may authorize a Person to pay the principal of or interest on any Debentures on its behalf (the "Paying Agent"). The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

              The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent and shall incorporate the provisions of the TIA. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, upon notification and delivery of necessary records, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with the provisions of Section 7.07.

              The Company initially appoints United States Trust Company of New York, a New York corporation, as Trustee and Registrar. The
Trustee shall initially act as Paying Agent.

              SECTION 2.04. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent to agree in writing to hold in trust for the benefit of the Debentureholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Debentures, to be held as provided in the TIA, and the Company and the Paying Agent shall each notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Affiliate acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon collection of such payment by the Trustee the Paying Agent shall have no further liability for the money delivered to the Trustee. So long as there is no default with respect to Senior Indebtedness, the Paying Agent after receipt of funds therefor shall pay interest on the Debentures on each Interest Payment Date, which shall be the dates specified in the Debentures for the payment of interest.

              SECTION 2.05. Debentureholder Lists. The Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Debentureholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee quarterly, not more than 15 days after each record date for the determination of Debentureholders entitled to receive payments of interest and at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Debentureholders.


              SECTION 2.06.  Access of Information to Debentureholders.  Within
                             -----------------------------------------
five Business Days after the receipt by the Trustee of a written application by any Debentureholder stating that the applicant desires to communicate with other Debentureholders with respect to such holders' rights under this Indenture or under the Debentures, and accompanied by a form of proxy or other communication which such applicant proposes to transmit, and by reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, the Trustee shall, at its election after notification to the Company, either:


                      (a) afford to such applicant reasonable access to all information in the possession of the Trustee as to the names and addresses of the Debentureholders; or

                      (b) inform such applicant as to the approximate number of Debentureholders according to the most recent information so furnished or received by the Trustee, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

              If the Trustee shall elect not to afford such applicant access to such information, the Trustee shall, upon the written request of such applicant, mail to all the Debentureholders whose names and addresses appear in the information preserved at the time by the Registrar in accordance with Section
2.05 copies of the form of proxy or other communication which is specified in the request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five Business Days after such tender, the Trustee shall mail to such applicant and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Debentureholders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

              The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss.312.

              SECTION 2.07. Transfer and Exchange. Where a Debenture is presented to the Registrar or co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements for such transaction are met. Where Debentures of one Maturity are presented to the Registrar or a co- Registrar with a request to exchange them for an equal principal amount of Debentures of other denominations of the same Maturity, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive. Debentures of one Maturity may not be exchanged for Debentures of another Maturity. To permit transfers and exchanges, upon surrender of any Debenture for registration of transfer at the office or agency maintained pursuant to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver Debentures to be issued upon transfer or exchange. If so requested by the Registrar, all Debentures presented for exchange or registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the registered owner or by his attorney duly authorized in writing. Any exchange or transfer shall be without charge to the Debentureholder except that the Company may require payment from the Debentureholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company shall not be required (i) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 3.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

              SECTION 2.08. Replacement Debentures. If a mutilated Debenture is surrendered to the Registrar or if the Holder of a Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, in the absence of notice to the Registrar, the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall issue and the Trustee shall authenticate a replacement Debenture if the requirements of the Company, the Trustee and the Registrar for such transaction are met. The Trustee and the Registrar may require security or indemnity which shall be sufficient in the judgment of the Trustee and the Registrar, the Company to and the Trustee to save each of them and any agent of any of them harmless. The Company may charge such Holder for its expenses in replacing such Debenture. Every replacement Debenture is an additional obligation of the Company. In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture. Upon the issuance of any Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

              SECTION 2.09. Outstanding Debentures. Debentures outstanding at any time are all Debentures authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 2.09. A Debenture does not cease to be outstanding because the Company or one of its Subsidiaries holds the Debenture.

              If a Debenture is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee or the Registrar receives proof satisfactory to it that the replaced Debenture is held by a bona fide purchaser.

              If the Paying Agent (other than the Company or Affiliate) holds on a redemption date or maturity date money sufficient to pay Debentures payable on that date, then on and after that date such Debentures shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

              SECTION 2.10. Treasury Debentures. In determining whether the Holders of the required amount of Debentures have concurred in any

Act, and for the purpose of calculating and making payments of interest and selecting Debentures for redemption, Debentures owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any Act, only Debentures the Trustee actually knows are so owned shall be so disregarded.

              SECTION 2.11. Temporary Debentures. Until definitive Debentures are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Debentures. Temporary Debentures shall be substantially in the form of definitive Debentures but may have variations that the Company considers appropriate for temporary Debentures. Without unreasonable delay, the Company shall prepare and execute and the Trustee shall authenticate definitive Debentures in exchange for temporary Debentures. Until such exchange, temporary Debentures shall be entitled to the same rights, benefits and privileges as definitive Debentures.

              SECTION 2.12. Cancellation. All Debentures surrendered for payment, redemption or registration of transfer shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. The Trustee and no one else shall cancel and may destroy any Debentures surrendered for cancellation and deliver a certificate of any such destruction to the Company unless the Company instructs the Trustee in writing to deliver the Debentures to the Company. The Company may not issue new Debentures to replace, or reissue Debentures that it has (i) paid or redeemed or (ii) purchased or otherwise acquired and delivered to the Trustee for cancellation.

              SECTION 2.13. Defaulted Interest. Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant Interest Payment Date by virtue of having been such Debentureholder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures are registered at the close of business on a Special Record Date (the "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

              (2) The Company may make payment of any Defaulted Interest at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed or any quotation service on which the Debentures may be quoted, as applicable, and upon such notice as may be required by such exchange or quotation service, if after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

              SECTION 2.14. CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

              SECTION 2.15. Persons Deemed Owners. Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.13) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                                                   ARTICLE THREE

                                                    REDEMPTION

              SECTION 3.01.  Notices to Trustee.  The Debentures may be redeemed at any time after six months after issuance and during the one year period thereafter, in whole or in part, at the redemption price(s) set forth in Section 5 of the Debentures. The Trustee may select for redemption portions of the principal amount of Debentures that have denominations larger than $1,000. Debentures and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. If the Company elects to redeem Debentures, it shall notify the Trustee in writing of the redemption date, the Maturity or Maturities to be redeemed, and the principal amount of each Maturity of Debentures to be redeemed. In the case of any such redemption, the Company shall deliver to the Trustee a Managers' Certificate stating that such redemption will comply with the provisions for redemption contained herein and in the Debentures.

              The Company  shall give each notice  provided  for in this Section
3.01 at least 45 days before the redemption date (except that the Trustee may in its sole discretion waive such notice period at any time).

              SECTION 3.02.  Selection of Debentures to be Redeemed.  If less
                             --------------------------------------
than all the Debentures of any Maturity are to be redeemed, the Trustee shall not more than 45 days prior to the redemption date select the Debentures to be redeemed by such method as the Trustee shall deem fair and appropriate or, if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Trustee shall make the selection from Debentures outstanding and not previously called for redemption. Provisions of this Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption.

              SECTION 3.03. Notice of Redemption. At least 30 days but not more than 90 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Debentures to be redeemed. The notice shall identify the Debentures to be redeemed and shall state: (i) the redemption date; (ii) the redemption price and accrued interest, if any; (iii) the name and address of the Paying Agent; (iv) that Debentures called for redemption must be surrendered to the Paying Agent to collect the redemption price and accrued interest, if any; (v) that, unless the Company defaults in making the redemption payments, interest on Debentures called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption price and accrued interest upon surrender to the Paying Agent of the Debenture to be redeemed; (vi) if less than all the outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption of any Debentures, the principal amounts) of the particular Debentures to be redeemed; (vii) the CUSIP number, if any. At the Company's request and expense, the Trustee shall give the notice of redemption to the Holders of Debentures as their names and addresses appear in the information preserved at the time by the Registrar in accordance with Section 2.05 in the Company's name.

              SECTION 3.04. Effect of Notice of Redemption. Once a notice of redemption is mailed, Debentures called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such Debentures shall be paid at the redemption price, plus accrued interest to the redemption date, but interest installments for which the Interest Payment Date is on such redemption date will be payable to the Holders of record at the close of business on the relevant record dates referred to in the Debentures.

              SECTION 3.05. Deposit of Redemption Price. At least one Business Day prior to the redemption date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall segregate and hold in trust) immediately available funds sufficient to pay the redemption price of, and accrued interest on, all Debentures to be redeemed on that date (except if the redemption date shall be an Interest Payment Date), in which event the interest due on such date shall also be paid.

              SECTION 3.06. Debentures Redeemed in Part. Upon surrender of a Debenture that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Debenture of the same Maturity equal in principal amount to the unredeemed portion of the Debenture surrendered.

                                                   ARTICLE FOUR

                                                     COVENANTS

              SECTION 4.01. Payment of Debentures. The Company shall pay the principal of and interest on the Debentures on the dates and in the manner provided in the Debentures. An installment of principal or interest shall be considered paid on the date due if the Paying Agent (other than the Company or Affiliate) holds on that date money designated for and sufficient to pay the installment. The Company shall deposit with the Paying Agent immediately available funds sufficient to pay the principal of or interest on the Debentures at least one Business Day prior to the dates provided in the Debentures. In the event the Company acts as Paying Agent it shall segregate the funds to be used for payment in a separate account, which funds will be held in trust for the benefit of Debentureholders.

              The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Debentures.

              SECTION 4.02. SEC Reports. Within 15 days after the Company files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall file the same with the Trustee. The Company also shall comply with the other provisions of TIA ss. 314(a).

              SECTION 4.03. Compliance Certificate. The Company shall deliver to the Trustee within 45 days after the end of each fiscal quarter a Managers' Certificate stating that a review of the activities of the Company has been made under the supervision of the signing Manager with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Event of Default or Default, the certificate shall describe all such Events of Default or Defaults, their status and what action the Company is taking or proposes to take with respect thereto. Upon becoming aware of any Default or Event of Default, the Company shall deliver a Managers' Certificate to the Trustee specifying the Default or Event of Default, its status and the action the Company proposes to take with respect thereto.

              SECTION 4.04. Limitation on Dividends or Distributions and Repurchase of Ownership Interests. The Company shall not declare or pay any dividend or make any distribution on its ownership interests or to its owners or purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any ownership interests of the Company or any Subsidiary (collectively, "Restricted Payments") if, at the time of such Restricted Payment, or after giving effect thereto, (i) an Event of Default shall have occurred and be continuing, or (ii) a Default shall occur as a result thereof; provided, however, that the provisions of this limitation on dividends and distributions shall not prevent (A) the payment of any dividend or distribution, within 60 days after the date of declaration thereof, if at said date of declaration such payment complied with the provisions of this limitation on dividends or distributions, or (B) the acquisition or retirement of any of the Company's ownership interests by exchange for, or out of the proceeds of the sale of, its ownership interests.

              SECTION 4.05. Pari Passu Indebtedness. There shall be no restriction on the amount or type of Indebtedness of the Company which may be pari passu with (i.e. having no priority of payment over and not subordinated in right of payment to) or subordinate to the Debentures.

                                                   ARTICLE FIVE

                                                 SUCCESSOR COMPANY

              SECTION 5.01. When the Company May Merge, etc. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless (i) such other Person is a corporation or limited liability company organized or existing under the laws of the United States or a state thereof or the District of Columbia, (ii) if the Company is not the surviving person in such transaction, such surviving person (other than the Company) expressly assumes by supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Debentures, this Indenture and the other agreements related thereto, (iii) immediately after such transaction no Default or Event of Default exists, and (iv) the Company has delivered to the Trustee a Managers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture and that all conditions precedent herein provided for have been complied with. Thereafter all such obligations of the predecessor shall terminate unless otherwise specifically provided to the contrary.

                                                    ARTICLE SIX

                                               DEFAULTS AND REMEDIES

              SECTION 6.01. Events of Default. An "Event of Default" occurs if:

                      (1) the Company defaults in the payment of interest on any Debenture when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article Ten;

                  (2) the Company defaults in the payment of principal of any Debenture when the same becomes due and payable at maturity, upon redemption of otherwise, whether or not such payment shall be prohibited by the provisions of Article Ten;

                      (3) the Company fails to comply with any of its other agreements in the Debentures or this Indenture and the default continues for the period and after the notice specified below;

                      (4) the Company pursuant to or within the meaning of any

Bankruptcy Law: (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

                      (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case or proceeding, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company, and in each case the order or decree remains unstayed and in effect for 60 days.

              The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

              A default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures notify the Company of the default and the Company does not cure the default within 60 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default". If the Holders of 25% in principal amount of the outstanding Debentures request the Trustee to give such notice on their behalf, the Trustee shall do so.

              SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(4) or (5)) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the outstanding Debentures by notice to the Company and the Trustee, may (but shall not be obligated to) declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(4) or (5) occurs, all unpaid principal and accrued interest on the Debentures then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Debentureholder. The Holders of a majority in principal amount of the outstanding Debentures by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, and the Company has deposited with the Trustee a sum sufficient to pay all overdue interest, the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, interest upon overdue interest at the rate borne by the Debentures (to the extent that payment of such interest is lawful) and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except nonpayment of principal or interest that has become due solely because of the acceleration, provided that no Default can be rescinded if the Default is in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of each Debentureholder affected, or if the rescission would conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

              SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

              The Trustee may maintain a proceeding even if it does not possess any of the Debentures or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Debentureholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

              SECTION 6.04. Waiver of Past Defaults. Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding
Debentures by notice to the Trustee may waive a past Default and its consequences, except a Default under Section 6.01(1) or (2). When a Default is so waived, it shall be deemed cured and ceases.

              SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of outstanding Debentures may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however: (i) such direction shall not be in conflict with any rule of law or with this Indenture; (ii) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall determine that the proceedings so directed would involve it in personal liability; and (iii) the Trustee may take any action deemed proper by the Trustee which is not inconsistent with such direction. In the event that the Trustee takes any action or follows any direction pursuant to this

Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all risk, loss or expense caused by taking such action or following such direction.

              SECTION 6.06. Limitation of Suits. A Debentureholder may not pursue any remedy with respect to this Indenture or the Debentures unless: (i) the Holder gives to the Trustee written notice of a continuing Event of Default;
(ii) the Holders of at least 25% in principal amount of the outstanding Debentures make a written request to the Trustee to pursue the remedy; (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity and security satisfactory to the Trustee against any loss, liability or expense;
(iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, provision of indemnity and security; and (v) during such 60-day period the Holders of a majority in principal amount of the Debentures do not give the Trustee a direction inconsistent with such request.

              A Debentureholder may not use this Indenture to prejudice the rights of another Debentureholder or to obtain a preference or priority over another Debentureholder.

              SECTION 6.07. Rights of Holders to Receive Payment. Subject to Article Ten and notwithstanding any other provisions of this Indenture, the right of any Holder of a Debenture to receive payment of principal of and interest on the Debenture on or after the respective due dates expressed in the Debenture, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder, except as to the payment of Defaulted Interest as provided in
Section 2.13 hereof or a postponement of an interest payment consented to as provided in clause (ii) of Section 9.02.

              SECTION 6.08. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid, together with interest on overdue principal and, to the extent that the payment of such interest is lawful, interest on overdue installments of interest.

              SECTION 6.09. Trustee May File Proof of Claim. The Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the TIA in order to have the claims of the Trustee (including any claim for compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and any predecessor Trustee and the

Debentureholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceedings.

              SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: (i) first, to the Trustee and any predecessor Trustee for costs and expenses of collection of such monies and for compensation payable to the Trustee or its agents and counsel and all other expenses, liabilities, advances and other amounts incurred, made or due under Section 7.07; (ii) second, to holders of Senior Indebtedness of the Company to the extent required by Article Ten; (iii) third, to Debentureholders for amounts due and unpaid on the Debentures for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal and interest, respectively; and
(iv) fourth, to the Company or any person or persons determined to be entitled thereto. The Trustee may fix a record date and payment date for any payment to Debentureholders pursuant to this Section.

              SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses against any party litigant in the suit, having due regard for the merits and good faith of the claims or defenses made by the party litigant. This Section
6.11 does not apply to a suit by the  Trustee,  a suit by a Holder  pursuant  to
Section 6.07 or a suit by Holders of more than 10% in principal amount of the outstanding Debentures.

              SECTION 6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

              In connection with any litigation or arbitration under and pursuant to the terms of this Indenture between the Company and a Debentureholder, the prevailing party in any such proceeding shall be entitled in addition to any award or judgment to recover costs of litigation, including reasonable attorneys' fees and expenses.

                                                   ARTICLE SEVEN

                                                      TRUSTEE

              SECTION 7.01.  Duties of Trustee.

              The duties and responsibilities of the Trustee shall be as provided by the TIA. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

              (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

              (b) Except during the continuance of an Event of Default; (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;
in the case of any certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee, however, shall examine the certificates and opinions submitted in accordance with Section 11.03 to determine whether or not they conform to the requirements of this Indenture.

              (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and
(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

              (d) The Trustee may refuse to perform any duty or exercise any right or power or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any and all loss, liability or expense.

              (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

              (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

              SECTION 7.02.  Rights of Trustee.  Subject to Section 7.01:

              (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

              (b) Before the Trustee acts or refrains from acting it may require a Managers' Certificate or an Opinion of Counsel, which shall conform with the provisions of Section 11.04. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

              (c)  The  Trustee  may  act  through   agents  and  shall  not  be
responsible for the misconduct or negligence of any agent appointed with due care.

              (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

              (e) The Trustee may consult with counsel of its own choosing and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

              (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of the Debentures, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security and indemnity, satisfactory to the Trustee in its sole discretion, against all costs, expenses and liabilities which might to incurred by the

Trustee therein or thereby.

              (g) The Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or any other paper or document; provided, however, the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by an agent or attorney. Nothing contained in this Indenture shall create any liability to the Trustee in the event it elects to make or not to make a further inquiry or investigation to which it is entitled as aforesaid.

                      (h) The Trustee may conclusively rely as to the identity and addresses of Holders and other matters contained therein on the Debenture Register maintained by the Registrar pursuant to Section 2.03 and shall not be affected by notice to the contrary.

                      (i) The Trustee may have separate counsel of its own choosing, and the Company shall pay the fees and expenses of such counsel.

              SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

              SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Debentures; it shall not be accountable for the Company's use of the proceeds from the Debentures, or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and, it shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of the Debentures or any statement in the Debentures other than its certificate of authentication, if any, or in any prospectus used in connection with the sale of Debentures, other than statements provided in writing by the Trustee for use in such prospectus.

              SECTION 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Debentureholder notice of the Default within 90 days after it occurs, or if it becomes known to the Trustee after such 90 days, as soon as practicable after it becomes known to the Trustee. Except in the case of a Default in payment of principal of or interest on any Debenture or any amounts due on redemption, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such board and/or Responsible Officers of the Trustee in good faith determine(s) that withholding the notice is in the interest of Debentureholders. The Trustee shall not be charged with knowledge of any Event of Default under Section 6.01(3) or any event which with notice or lapse of time or both would constitute such an Event of Default unless written notice thereof shall have been given to a Responsible Officer of the Trustee by the Company, any Paying Agent, any Debentureholder or any agent of any Debentureholder.

              SECTION 7.06. Reports by Trustee to Holders. Within 60 days after each calendar quarter, beginning with the year ended December 31, 1996, the Trustee shall mail to each Debentureholder a brief report dated as of such calendar quarter that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), (c) and (d).

              A copy of each such report at the time of its mailing to Debentureholders shall be filed by the Company with the SEC and each stock exchange on which the Debentures are listed. The Trustee shall furnish the Company with copies of such reports sufficiently in advance of its mailing to Debentureholders to permit the Company to make such filings in a timely manner. The Company shall notify the Trustee when the Debentures are listed on any stock exchange.

              SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee annually such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company shall reimburse the Trustee upon request for reasonable disbursements, advances and expenses incurred or made by it in connection with its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel). The Company shall indemnify each of the Trustee and any predecessor Trustee for, and hold them harmless against, any loss or liability or expense incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the expenses and attorneys' fees of defending itself against any claim of liability arising hereunder. The Company shall defend any claim against the Trustee of which the Company has notice. The Trustee may have separate counsel, and if it does, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expenses or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

              The obligations of the Company under this Section 7.07 to indemnify and compensate the Trustee to pay or reimburse the Trustee for such expenses, disbursements, and advances shall constitute Indebtedness. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Debentures.

              When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 6.01(4) or (5), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

              The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of the Indenture.

              SECTION 7.08. Replacement of Trustee. A resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Debentures may remove the Trustee by so notifying the Trustee and the Company, and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if: (i) the Trustee fails to comply with Section 7.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

              If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

              A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately thereafter, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.07), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers, and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Debentureholder.

              If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or 90 days after the Trustee is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Debentures may petition any court of competent jurisdiction for the appointment of a successor Trustee.

              If the Trustee fails to comply with Section 7.10, any Debentureholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, provided, however, that if the Trustee shall fail to comply with TIA ss. 310(b)(i), only a Debentureholder who has been a bona fide holder of the Debentures for at least six months and has requested the Trustee in writing to comply with such provision may so petition such court.

              No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

              SECTION 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided such corporation shall be otherwise qualified and eligible under this Article. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

              SECTION 7.10. Eligibility; Disqualification. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any state thereof authorized under such laws to exercise corporate trust powers, shall be subject to supervision or examination by Federal or state authority and shall at all times have a combined capital and surplus of at least $1,000,000. If such trustee publishes reports of condition at least annually, pursuant to law or to the requirements of said supervisory or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such trustee shall be deemed to be its combined capital and surplus as set forth in its most recent published annual report of condition.

              This Indenture shall always have a trustee who satisfies the requirements of TIA ss. 310(a)(1) and (2).

              SECTION 7.11.  Preferential Collection of Claims Against the

Company. The Trustee shall be subject to TIA ss. 311(a), excluding any creditor relationship arising as provided in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

              SECTION 7.12. Paying Agents. The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section 7.12; (i) that it will hold sums held by it as Agent for the payment of principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any obligor on the Debentures) in trust for the benefit of Holders of the Debentures; (ii) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it; (iii) that it will give the Trustee written notice within three Business Days of any failure of the Company (or by any obligor on the Debentures) in the payment of any installment of the principal of or interest on the Debentures when the same shall be due and payable; and (iv) that it will comply with the provisions of the TIA applicable to it.

                                                   ARTICLE EIGHT

                                              DISCHARGE OF INDENTURE

              SECTION 8.01. Termination of the Company's Obligations. The Company may terminate all of its obligations under the Debentures and this Indenture if all Debentures previously authenticated and delivered (other than destroyed, lost or stolen Debentures which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

                      (1) the Debentures which have not theretofore been delivered to the Trustee for cancellation are due and payable or mature within one year or all of them are to be called for redemption within one year under arrangement satisfactory to the Trustee for giving the notice of redemption;

                      (2) the Company irrevocably deposits in trust with the Trustee money or direct non-callable obligations of, or non-callable obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States and guaranteed by the United States for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations"), sufficient to pay, when due, principal of and interest on the outstanding Debentures to maturity or redemption, as the case may be, and immediately after making the deposit, the Company shall give notice of such event to the Debentureholders; provided, however, that if such irrevocable deposit in trust with the Trustee of cash or U.S. Government Obligations is made, the Company shall have delivered to the Trustee an Opinion of Counsel with no material qualifications in form and substance satisfactory to the Trustee to the effect that Holders of the Debentures (i) will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit (and the defeasance contemplated in connection therewith) and (ii) will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, or an applicable favorable ruling to that effect is received from or published by the Internal Revenue Service;

                (3) the Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

                      (4) the Company has delivered to the Trustee a Managers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company's obligations in paragraph 9 of the Debentures and in Sections 2.03, 2.04, 2.05, 2.07, 2.08, 4.01, 7.07 and
8.03, however, shall survive until the Debentures are no longer outstanding. Thereafter, the Company's obligations in such paragraph 9 and in Sections 7.07 and 8.03 shall survive.

              After such irrevocable deposit and delivery of a Managers' Certificate and Opinion of Counsel pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Debentures and this Indenture except for those surviving obligations specified above.

              SECTION 8.02. Application of Trust Money. The Trustee shall hold in trust money and U.S. Government Obligations deposited with it pursuant to
Section 8.01. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on Debentures. Money and U.S. Government Obligations so held in trust shall not be subject to Article Ten.

              SECTION 8.03. Repayment to the Company. Subject to Section 7.07, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, provided such request is made by the Company within one year after the expiration of such two year period that such money remains unclaimed. Thereafter, the Company shall have no right to request repayment of unclaimed money, and such unclaimed money shall be held and disposed of by the Trustee in accordance with applicable law. The Trustee and the Paying Agent shall have no right to request or require that the Company accept repayment of any unclaimed money.

              The Trustee or the Paying Agent, before being required to make any repayment to the Company of unclaimed money, may at the expense of the Company mail to each Holder who has failed to claim a payment of interest or principal which is due, as their names and addresses appear in the information preserved at the time by the Registrar in accordance with Section 2.05, or cause to be published, notice that such money remains unclaimed and that, after a date specified therein (which shall not be less than 30 days from the date of such mailing), any unclaimed balance of such money then remaining will be repaid to the Company. Any such notice shall be published in a newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in New York, New York. After payment to the Company, Debentureholders entitled to such money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.


                                                   ARTICLE NINE

                                        AMENDMENTS, SUPPLEMENTS AND WAIVERS

              SECTION 9.01. Without Consent of Holders. The Company, with the consent of Trustee, may amend or supplement this Indenture or the Debentures without notice to or consent of any Debentureholder: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Section 5.01; or (iii) to make any change that does not adversely affect the rights of any
Debentureholder. The Trustee shall not be obligated to enter into any supplemental indenture which affects its own rights, duties or immunities under this Indenture.

              SECTION 9.02. With Consent of Holders. The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Debentures without notice to any Debentureholder, but with the written consent of the Holders of at least a majority in principal amount of the outstanding
Debentures. Subject to the immediately succeeding sentence, the Holders of a majority in principal amount of the outstanding Debentures may waive compliance by the Company with any provision of this Indenture or the Debentures without notice to any Debentureholder. Without the consent of each Debentureholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not: (i) reduce the amount of Debentures whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or extend the time for payment of interest on any Debenture (except that Holders of not less than 75% in principal amount of all outstanding Debentures may consent, on behalf of the Holders of all of the outstanding Debentures, to the postponement of any interest payment for a period not exceeding three years from its due date); (iii) reduce the principal of or extend the fixed maturity of any Debenture; (iv) waive a default in the payment of the principal of or interest on, or redemption payment with respect to, any Debenture, (v) make any Debenture payable in money other than that stated in the Debenture; (vi) make any change in Article Ten that adversely affects the rights of any Debentureholder; or (vii) make any change in Sections 6.02, 6.04, 6.05,
6.07 and 6.10 or the  third  sentence  of this  Section  9.02 or any  change  in
Article III which adversely affects the rights of any Debentureholder.

              After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

              It shall not be necessary for the consent of the Holders under this section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approved the substance thereof.

              Upon the request of the Company, accompanied by a resolution of the Board of Managers or any duly authorized committee thereof, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Debentureholders as aforesaid, the Trustee shall join with the Company in execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

              SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trust created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

              SECTION 9.04. Compliance with Trust Indenture Act. Every amendment to or supplement of this Indenture or the Debentures shall comply with the TIA as then in effect.

              SECTION 9.05. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to an amendment, supplement or waiver by a Holder of a Debenture is a continuing consent by the Holder and every subsequent Holder of that Debenture or portion of that Debenture that evidences the same debt as the consenting Holder's Debenture, even if notation of the consent is not made on any Debenture. Any such Holder or subsequent Holder, however, may revoke the consent as to his Debenture or portion of a Debenture. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Debentures.

              The Company may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is six months after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

              After an amendment, supplement or waiver becomes effective, it shall bind every Debentureholder unless it makes a change described in any of clauses (i) through (vii) of Section 9.02.

              SECTION 9.06.  Notation on or Exchange of Debentures.  If an
                             -------------------------------------
amendment, supplement or waiver changes the terms of a Debenture, the Trustee may require the Holder of the Debenture to deliver it to the Trustee. The Trustee may place an appropriate notation on the Debenture about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Debenture shall issue and the Trustee shall authenticate a new Debenture that reflects the changed terms. Failure to make the appropriate notation or issue a new Debenture shall not affect the validity and effect of such amendment, supplement or waiver. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee about the changed terms of such Debenture or may reflect the changed terms.


              SECTION 9.07. Trustee to Sign Amendments, etc. The Trustee may but need not sign any amendment, supplement or waiver authorized pursuant to this
Article if the amendment, supplement or waiver adversely affects the rights, duties, liabilities or immunities of the Trustee. The Trustee shall be entitled to request and receive an indemnity satisfactory to it before signing any amendment, supplement or waiver.

                                                    ARTICLE TEN

                                                   SUBORDINATION

              SECTION 10.01. Debentures Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Debentureholder by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article and

Section 4.01, the payment of the principal of each and all of the Debentures (and premium thereon, if any) and interest on each and all of the Debentures is hereby expressly made subordinate and subject in right of payment to the prior final and indefeasible payment in full of all Senior Indebtedness. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which (i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, institutional lender, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or
(iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or (iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clause (ii), (iii), (iv) or (v) above or (vi) arises from other loans to the Company whether secured or unsecured. Senior Indebtedness does not include Indebtedness which is pari passu with or subordinate to the Debentures.

              SECTION 10.02. Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in
(a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding'), the holders of Senior Indebtedness shall be entitled to receive final and indefeasible payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such final and indefeasible payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Debentureholders are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on the Debentures or on account of any purchase or other acquisition of Debentures by the Company or any Subsidiary (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Debenture Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the final and indefeasible payment thereof, any

Debenture Payment which may be payable or deliverable in respect of the Debentures in any such Proceeding.

              In the event that, notwithstanding the foregoing provision of this Section, (a) the Trustee or the Debentureholder shall have received any Debenture Payment before all Senior Indebtedness is paid in full or final and indefeasible payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness and (b) if the event described in (a) above shall, at or prior to the time of such Debenture Payment, have been made known to the Trustee or, as the case may be, such Debentureholder, then and in such event such Debenture Payment shall be held in trust for the benefit of and paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the final and indefeasible payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

              For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of Capital Stock of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment, which Capital Stock is subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution or the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth herein shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth herein.

              SECTION 10.03. No Payment When Senior Indebtedness in Default. In the event that any Debentures are declared due and payable before their stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Debentures so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness, before the Debentureholders are entitled to receive any Debenture Payment.

              Subject to the last paragraph of this Section 10.03, in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default with respect to Senior Indebtedness, then no Debenture Payment shall be made.

              In the event that, notwithstanding the foregoing, the Company shall make any Debenture Payment to the Trustee or any Debentureholder prohibited by the foregoing provisions of this Section, and if the fact that such Debenture Payment was prohibited shall, at or prior to the time of such Debenture Payment, have been made known to the Trustee or, as the case may be, such Debentureholder, then and in such event such Debenture Payment shall be paid over and delivered forthwith to the Company.

              The provisions of this Section shall not apply to any Debenture Payment with respect to which Section 10.02 would be applicable.

              Notwithstanding anything to the contrary contained in this Section 10.03, unless the holders of Senior Indebtedness or their representative or representatives shall have accelerated the maturity of such Senior Indebtedness, the Company may resume payments on the Debentures, and may acquire them, after 120 days following the due date of any payment prevented by the provisions of this Section 10.03.

              SECTION 10.04. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 10.02 or under the conditions described in
Section 10.03, from making any Debenture Payment, (b) the application by the Trustee of any money deposited with it hereunder to Debenture Payments or the retention of any Debenture Payment by the Debentureholders, if, at the time of such application by the Trustee, it did not have knowledge that such Debenture Payment would have been prohibited by the provisions of this Article or (c) any Debentureholders from keeping any Debenture Payment where such Debentureholder shall have received such Debenture Payment without knowledge of the fact that such

Debenture Payment is prohibited hereunder.

              SECTION 10.05. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the final and indefeasible payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Debentureholders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Debentures are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Debentureholders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Debentureholders or the Trustee, shall as among the Company, its creditors other than holders of Senior Indebtedness and the Debentureholders, be deemed to be a payment or distribution by the Company to or on account of the Debentures.

              SECTION 10.06.  Provisions Solely to Define Relative Rights.  The
                              -------------------------------------------
provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Debentureholders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Debentureholders, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Debentureholders the principal of (and premium, if any) and interest on, the Debentures as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Debentureholders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or any Debentureholder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Debentureholder.

              SECTION 10.07. Trustee to Effectuate Subordination. Each Debentureholder by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

              SECTION 10.08.  No Waiver of Subordination Provisions.  No right
                              -------------------------------------
of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

              Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Debentureholders, without incurring responsibility to the Debentureholders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Debentureholders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

              SECTION 10.09. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect to the Debentures. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on, or amounts payable upon repurchase of, any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

              Subject to the provisions of this Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

              SECTION  10.10.  Reliance  on  Judicial  Order or  Certificate  of
Liquidating Agent. Upon any payment by or on behalf of the Company or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of this Indenture, and the Debentureholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Debentureholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

              SECTION 10.11. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Debentureholders or to the Company or to any other

Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

              SECTION 10.12. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

              Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to this Indenture.

              SECTION 10.13.  Article Applicable to Paying Agents.  In case at
                              -----------------------------------
any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 10.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.



                                                  ARTICLE ELEVEN

                                                   MISCELLANEOUS

              SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

              SECTION 11.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered or mailed as follows:

              (a) Notices or communications to the Company or the Trustee shall be given only by hand delivery or by certified or registered first class mail, return receipt requested, or by facsimile transmission promptly followed by hand delivery or certified or registered first class mail, return receipt requested, as follows:

              If to the Company, addressed to:

              EAST COAST CAPITAL COMPANY, LLC 110 East 59th Street 6th Floor New York, New York 10022

              Attention:  Norman Dansker, Manager

              If to the Trustee, addressed to:

              United States Trust Company of New York
              114 West 47th Street
              New York, New York 10036

              Attention: Corporate Trust, 15th Floor


              Any notice or communication to the Company or the Trustee shall be deemed given on the day delivered and receipted for if delivered by hand, or on the day the return receipt card is signed on behalf of the Company or the Trustee if sent by certified or registered mail. The Company or the Trustee by notice to the other and to Debentureholders may designate additional or different addresses for subsequent notices or communications.

              (b) Notices or communications to a Debentureholder shall be mailed by first class mail to such Debentureholder at the address which appears on the registration books of the Registrar and shall be sufficiently given to such Debentureholder if so mailed within the time prescribed.

              Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed to a Debentureholder in the manner provided in this paragraph (b), it is duly given, whether or not the addressee receives it. If the Company mails a notice or communication to Debentureholders it shall mail a copy of such notice to the Trustee and each Agent at the same time.

              SECTION 11.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee: (i) a Managers' Certificate in form and substance satisfactory to the Trustee stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed actions have been complied with; and (ii) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

              SECTION 11.04. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include: (i) a statement that the person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

              SECTION 11.05. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by, or at a meeting of, Debentureholders. The Registrar or Paying Agent may make reasonable rules for its functions.

              SECTION 11.06. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the City of New York, in the State of New York, or in the city in which the Trustee administers its corporate trust business. If a payment date or a redemption date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

              SECTION 11.07. Governing Law. The laws of the State of New York, without regard to the principles of conflicts of law, shall govern this Indenture and the Debentures.

              SECTION 11.08. No Recourse Against Others. Liabilities of managers, officers, employees and owners, as such, of the Company are waived and released as provided in paragraph 14 of the Debentures.

              SECTION 11.09. Successors. All agreements of the Company in this Indenture and the Debentures shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

              SECTION 11.10. Duplicate Originals. This Indenture may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

              SECTION 11.11. Separability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                         SIGNATURES


     Dated as of March 1, 1996       EAST COAST CAPITAL COMPANY, LLC


                                         By: ___________________________
                                             Name:  Norman Dansker
                                             Title: Manager


                                         UNITED STATES TRUST COMPANY
                                         OF NEW YORK


                                          ----------------------------
                                             as Trustee

                                         By: _________________________
                                         Name: _______________________
                                         Title:_______________________


     STATE OF NEW YORK      ) ss.:
     NEW YORK COUNTY        )

              On the _____ day of March, 1996, before me personally came Norman Dansker, to me known, who, being by me duly sworn, did depose and say that he is a Manager of East Coast Capital Company, LLC, one of the entities described in and which executed the foregoing instrument; that he signed by authority of the Board of Managers and the he signed his name thereto by like authority.

                               --------------------------
                                  Norman Dansker

     STATE OF NEW YORK    ) ss.:
     NEW YORK COUNTY      )

              On the _____ day of March, 1996, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that [he--she] is ___________________ of United States Trust Company of New York, one of the entities described in and which executed the foregoing instrument; that [he--she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and the [he--she] signed [his--her] name thereto by like authority.

                               --------------------------

                                                                  Exhibit A


FORM OF QUARTERLY PAYMENT DEBENTURE MATURING OCTOBER 31, 1998)
     Number R (_______/98)                                  $



                                          EAST COAST CAPITAL COMPANY, LLC
                                                Series A Registered
                                    Subordinated Debenture due October 31, 1998


        EAST COAST CAPITAL COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to _____________________ or registered assigns the principal sum of __________________ Dollars on October 31, 1998, together with interest at 9% per annum. The Provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.

                                            Interest Payment Dates:
                                   The first day of each calendar quarter
                                   in arrears


                                  Record Dates:
                                   The last day of the calendar quarter






     DATED:  ______________________

     Authenticated to be one of the Debentures described in the Indenture referred to herein:

     United States Trust Company
     Of New York, as Trustee                 EAST COAST CAPITAL COMPANY, LLC


     By:  ________________________           By:-----------------
          Authorized Signatory                   Manager

                                                               Exhibit B


     (FORM OF QUARTERLY PAYMENT DEBENTURE MATURING JUNE 30, 2001)
     Number R (_______/01)                                  $



                                          EAST COAST CAPITAL COMPANY, LLC
                                                Series A Registered
                                     Subordinated Debenture due June 30, 2001


                EAST COAST CAPITAL COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to ___________________ or registered assigns the principal sum of __________________ Dollars on June 30, 2001, together with interest at 11% per annum. The Provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.


                                                     Interest Payment Dates:
                                   The first day of each calendar quarter
                                   in arrears


                                  Record Dates:
                      The last day of the calendar quarter





     DATED:  ______________________

     Authenticated to be one of the Debentures described in the Indenture referred to herein:

     United States Trust Company
     Of New York, as Trustee                EAST COAST CAPITAL COMPANY, LLC


     By:  ________________________          By:------------------------
          Authorized Signatory                     Manager

                                              (REVERSE OF DEBENTURE)


                                                Series A Registered
                                   Subordinated Debenture due ___________, 19__


                      1. Interest. The Company promises to pay interest on the principal amount of this Debenture at the rate per annum shown on the back of this certificate. The Company will pay interest quarterly in arrears on the first day of each calendar quarter of each year.

                      With respect to Debentures sold by the Company on the date $1,000,000 or more of Debentures are first approved for issuance (the "First Closing Date"), interest will accrue from the fifth day following the First Closing Date. Debentures sold after the First Closing Date shall be deemed sold on the date the Company receives payment therefor. The first payment of interest on Debentures shall be due on the first day of the next calendar quarter following the date of sale of the Debenture; provided, that the first payment of interest on Debentures sold after the 15th day of the calendar month next preceding such calendar quarter shall be due on the first day of the immediately following calendar quarter.

              After the first payment date, interest on the Debenture will accrue from the most recent date to which interest has been paid. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The quarterly payment of interest due on the first day of each quarter will be computed based on the interest rate of the Debenture.

                   2. Method of Payment. The Company will pay interest on the Debentures (except defaulted interest) to the persons who are registered holders of Debentures at the close of business on the 15th day of the calendar month next preceding the applicable interest payment date. Holders must surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail an interest check to a holder's registered address.

                  3. Paying Agent and Registrar. United States Trust Company of New York will initially act as Paying Agent and Registrar and will authenticate the Debentures. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

                      4. Indenture. This Debenture is one of a duly authorized series of Debentures issued by the Company under an Indenture dated as of March 1, 1996 (the "Indenture") between the Company and United States Trust Company of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $10,000,000 of which a maximum of $4,000,000 will have a maturity dated of October 31, 1998 (the "98 Debentures"); and $6,000,000 will have a maturity date of June 30, 2001 (the "01 Debentures").

                      5. Optional Redemption. The Company may at its option redeem the Debentures of any Maturity in whole or in part commencing six months after issuance and for a one year period thereafter. The redemption price will be equal to the face amount of the Debentures to be redeemed plus a premium of
 .5% with respect to the 98 Debentures, 1% with respect to the 99 Debentures and 1.5% with respect to the 00 Debentures and 01 Debentures.

                      6. Selection and Notice of Redemption. If less than all of the Debentures of any Maturity are to be redeemed, the Trustee shall, not more than 45 days prior to the redemption date, select the Debentures to be redeemed by such method as the Trustee shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Trustee shall make the selection from the Debentures outstanding and not previously called for redemption. The Trustee may select for redemption portions (equal to $1,000 or any integral multiples of $1,000 thereof) of the principal amount of Debentures that have denominations larger than $1,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, interest ceases to accrue on Debentures or portions thereof called for redemption.

                      7. Denominations, Transfer, Exchange. The Debentures are issuable in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture of one Maturity may not be exchanged for a Debenture of another Maturity. The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any tax or other governmental charge that may be imposed in relation to the transfer. The Trustee need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before the date of mailing of a notice of redemption of Debentures selected for redemption.

                      8. Persons Deemed Owners. The registered holder of a Debenture may be treated as the owner of it for all purposes.

                   9. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

                      10. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, including without limitation the Debentureholders right to postpone payment of interest, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

                   11. Defaults and Remedies. The Indenture provides that the Trustee will give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately (except that, if certain bankruptcy-related Events of Default occur, principal and interest shall automatically become due and payable without any declaration or other act on the part of the Trustee or any Debentureholder). Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived, if the rescission would not conflict with any judgement or decree and if the Company has deposited with the Trustee a sum sufficient to pay all overdue interest, the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debenture. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

                      12. Subordination. The indebtedness evidenced by all of the Debentures is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior final and indefeasible payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which (i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or (iv) arises from borrowings by the Company which are evidenced by commercial paper or (v) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clause (ii), (iii), (iv) or (v) above or (vi) arises from other loans to the Company whether secured or unsecured. Senior Indebtedness does not include Indebtedness which is pari passu with or subordinate to the Debentures.

                   13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                      14. No Recourse Against Others. A manager, officer, employee or owner, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

                      15. Authentication. This Debenture shall not be valid until the Trustee signs the certificate on the other side of this Debenture.

                   16. Abbreviations. Customary abbreviations may be used in the name of the Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

                 The Company will furnish to any Debentureholder upon written request without charge a copy of the Indenture. Requests may be made to East Coast Capital Company, LLC, 110 East 59th Street, 6th
Floor, New York, New York 10022.

                                                    ASSIGNMENT


     If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.


     I or we assign and transfer this Debenture to

     -----------------------------------------------------------------

     (Please insert assignee's social security or tax identification number)

     -----------------------------------------------------

     -----------------------------------------------------

     -----------------------------------------------------
     (Print or type assignee's name, address and zip code)

     and irrevocably appoint __________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.



     Date:  ____________    Your signature:  ___________________________


                            --------------------------------------------
                       (Sign exactly as your name appears on the
                            other side of this Debenture)


     Signature Guarantee:   ________________________________